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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of CEC Entertainment, Inc. on Form S-8 of our report dated February 17, 2003, appearing in the Annual Report on Form 10-K of CEC Entertainment, Inc. for the year ended December 29, 2002, and to the reference to us under the heading "Experts" in the Re-offer Prospectus, which is a part of this Registration Statement.

DELOITTE & TOUCHE LLP

Dallas, Texas
December 12, 2003